UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report: March 19, 2021

(Date of earliest event reported)

Chun Can Capital Group.

(Exact name of registrant as specified in its charter)

Nevada	333-100046	52-2360156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IR.S. Employer Identification No.)

7323 Oswego Road
Liverpool, NY 13090
(Address of principal executive offices)

(315) 701-1032
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01Other Events.

      The Registrant filed today with the US Securities and Exchange Commission a change of address to 7323 Oswego Road Liverpool New

        York 13090 and a change of phone to (315) 701-1032.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 19, 2021	Chun Can Capital Group.
(Registrant)

By: /s/Clara I Gomez
Clara I Gomez. President

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